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--------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement                          [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                               THE COVENTRY GROUP
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                     UNITED STATES TRUST COMPANY OF BOSTON
                                40 COURT STREET
                          BOSTON, MASSACHUSETTS 02108

                               DECEMBER 17, 1999

DEAR SHAREHOLDER:

     I am writing to inform you of the upcoming special meeting of the shareholders of each of the six mutual funds which are advised by United States Trust Company of Boston (the "Adviser"): Boston Balanced Fund; Boston Equity Fund; Walden Social Balanced Fund; Walden Social Equity Fund; Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund (collectively, the "Funds"). The meeting is being called in connection with the proposed change in control of the Adviser as a result of the acquisition of the Adviser by Citizens Financial Group, Inc. ("Citizens"). Upon the completion of the transaction, the Adviser will become a wholly-owned subsidiary of Citizens and the current Portfolio Managers for each of the Funds will be retained by the Adviser to continue serving as Portfolio Managers for the Funds. The completion of the transaction between the Adviser and Citizens will cause the current investment advisory agreement between the Adviser and the Funds to terminate. For this reason, shareholders of the Funds are being asked to approve a new investment advisory agreement between the Funds and the Adviser which will take effect upon the completion of the acquisition transaction involving the Adviser and Citizens. It is currently expected that the transaction will be consummated on or about January 11, 2000.

     PLEASE REVIEW THIS PROXY STATEMENT AND SIGN AND RETURN THE PROXY CARD TODAY. Please be sure to sign and return each proxy card regardless of how many you receive.

     The Board of Trustees of the Funds has unanimously approved this proposal and recommends a vote "FOR" the proposal. If you have any questions regarding the issues to be voted on or need assistance in completing your proxy card, please contact Lucia Santini at (617) 726-7250.

                                          Sincerely,

                                          Eric R. Fischer
                                          Secretary

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND
                          WALDEN SOCIAL BALANCED FUND
                           WALDEN SOCIAL EQUITY FUND
                     WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                 (THE "FUNDS")

                                40 COURT STREET
                          BOSTON, MASSACHUSETTS 02108
                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999
                            ------------------------

TO THE SHAREHOLDERS OF THE FUNDS:

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Funds will be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219, for the following purposes:

          I. To vote upon the approval of a new Investment Advisory Agreement between each Fund and United States Trust Company of Boston (to be voted on separately by each Fund).

          II. To transact such other business as may come properly before the Meeting and any adjournment thereof.

     Shareholders of record at the close of business on November 30, 1999 are entitled to notice of, and to vote at, the Meeting.

                                          BY ORDER OF THE BOARD OF TRUSTEES

                                          George L. Stevens
                                          Secretary

     PLEASE RESPOND -- YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL THE ENCLOSED PROXY OR PROXIES IN THE ENCLOSED ENVELOPE SO THAT YOU WILL BE REPRESENTED AT THE MEETING.

                              BOSTON BALANCED FUND
                               BOSTON EQUITY FUND
                          WALDEN SOCIAL BALANCED FUND
                           WALDEN SOCIAL EQUITY FUND
                     WALDEN/BBT DOMESTIC SOCIAL INDEX FUND
                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND
                                 (THE "FUNDS")

                                40 COURT STREET
                          BOSTON, MASSACHUSETTS 02108
                            ------------------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                                  INTRODUCTION

     This Proxy Statement is being furnished in connection with the solicitation of proxies from shareholders of the Funds in connection with a Special Meeting of Shareholders to be held at 11:00 a.m., Eastern Time, on December 28, 1999 and any adjournment thereof (the "Meeting"), at the offices of BISYS Fund Services ("BISYS"), 3435 Stelzer Road, Columbus, Ohio 43219. The cost of the solicitation (including printing and mailing this Proxy Statement, Notice of Meeting and Proxy, as well as any supplementary solicitation) will be borne by United States Trust Company of Boston, each Fund's investment adviser (the "Adviser"). The Notice of the Meeting, Proxy Statement and Proxies are being mailed to shareholders on or about December 17, 1999.

     The presence in person or by proxy of the holders of record of a majority of the outstanding shares of a Fund shall constitute a quorum at the Meeting, permitting action to be taken on matters related to that Fund. If, however, such quorum shall not be present or represented at the Meeting or if fewer votes are present in person or by proxy than the minimum required to approve any proposal presented at the Meeting, the holders of a majority of the votes attributable to the shares present in person or by proxy shall have the power to adjourn the Meeting, from time to time, without notice other than announcement at the Meeting, until the requisite number of votes shall be present at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies required to be voted against such Proposal. At any such adjourned Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Meeting as originally called.

     The Board of Trustees of the Funds has fixed the close of business on November 30, 1999, as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournments thereof. The numbers of outstanding shares of each Fund as of the Record Date, are as follows:

                            FUND                              NUMBER OF SHARES
                            ----                              ----------------
Boston Balanced Fund........................................    4,745,139.236
Boston Equity Fund..........................................            1.000
Walden Social Balanced Fund.................................    1,172,949.434
Walden Social Equity Fund...................................    2,367,526.625
Walden/BBT Domestic Social Index Fund.......................    2,649,188.186
Walden/BBT International Social Index Fund..................    4,480,016.718

                                     VOTING

     Approval of the Proposals described herein requires the affirmative vote of a majority of a Fund's outstanding shares which is defined in the 1940 Act to mean the vote (i) of 67 percent or more of the voting securities present at the meeting if the holders of more than 50 percent of the outstanding voting securities of the Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of the Fund, whichever is less. All shares represented by the enclosed form of proxy will be voted in accordance with the instructions indicated on the proxy if it is completed, dated, signed and returned in time to be voted at the Meeting and is not subsequently revoked. If the proxy is returned properly signed and dated, but no instructions are given, the shares represented will be voted in favor of the applicable Proposal. Any proxy may be revoked by the timely submission of a properly executed, subsequently dated proxy; by delivery to the Fund of a timely written revocation; or otherwise by giving notice of revocation in open meeting prior to the finalization of the vote on a Proposal. Execution and submission of a proxy does not affect a shareholder's right to attend the Meeting in person.

     In addition to the solicitation of proxies by use of the mail, proxies may be solicited by officers of the Fund, or by officers and employees of the Funds' investment adviser and administrator, personally or by telephone or telegraph, without special compensation.

     At present, only Boston Balanced Fund has completed at least one full year of operations and therefore only that Fund has made financial reports available to its shareholders. The most recent annual report of Boston Balanced Fund, including financial statements, for the year ended June 30, 1999, has been mailed previously to its Shareholders. If you are a shareholder of Boston Balanced Fund and you have not received this report or would like to receive additional copies free of charge, please contact the Fund at the address set forth on the first page of this proxy statement or by calling (617) 726-7250 and it will be sent within three business days by first class mail.

                                   PROPOSAL I

         APPROVAL OF A NEW INVESTMENT ADVISORY AGREEMENT FOR EACH FUND

     The Board of Trustees of the Funds is proposing that shareholders approve a new Investment Advisory Agreement (the "New Agreement") to be entered into between each Fund and the Adviser. A form of the New Agreement is attached hereto as Exhibit A. The Adviser currently serves as investment adviser for each Fund pursuant to the existing Investment Advisory Agreement between the Funds and the Adviser (the "Current Agreement"). It is proposed that the New Agreement be entered into effective at the time of the completion of the acquisition transaction involving the Adviser (the "Transaction") that is described in greater detail below in the section titled "The Proposed Change in Control of the Adviser".

     The New Agreement is being proposed because, under the Investment Company Act of 1940 (the "1940 Act"), the Transaction could be regarded as involving an "assignment" of the Current Agreement. The 1940 Act generally provides that an investment advisory agreement relating to a mutual fund automatically terminates upon its "assignment." The New Agreement is being proposed in order to ensure that the Adviser can continue to act as the investment adviser to each of the Funds beginning at the time of the consummation of the Transaction, which is expected to occur on or about January 11, 2000. Management of the Funds made a proposal to the Trustees at a meeting held on November 18, 1999, for the adoption of the New Agreement. The New Agreement is substantially identical to the Current Agreement and differs only with respect to certain non-material matters. The Trustees at this meeting accepted this recommendation for the adoption of the New Agreement and the Trustees are recommending that shareholders approve the New Agreement.

     The Trustees were advised that, in connection with carrying out the Transaction, the Adviser intends to rely on Section 15(f) of the 1940 Act which provides a non-exclusive safe harbor for an investment adviser to an investment company, and any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the Transaction, at least 75% of the Trustees must be persons who are not "interested persons" of the predecessor or successor adviser. The Adviser has indicated that it intends to comply with this 75% requirement with respect to the Trustees of the Funds for the three year period following the Transaction. The second condition of Section 15(f) is that, for a period of two years following an acquisition, there must not be imposed on the Fund any "unfair burden" as a result of the acquisition or any express or implied terms, conditions or understandings related to it. An "unfair burden" would include any arrangement whereby an adviser, or any interested person of the adviser, would receive or be entitled to receive any compensation, directly or indirectly, from a Fund or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the Fund (other than bona fide ordinary compensation as principal underwriter for the Fund). In this regard, the Trustees noted that no special compensation arrangements were contemplated in connection with the Transaction.

THE PROPOSED CHANGE IN CONTROL OF THE ADVISER

     The Adviser is a Massachusetts chartered banking and trust company and a wholly-owned subsidiary of UST Corp., a Massachusetts bank holding company. UST Corp. has entered into an agreement to be acquired by Citizens Financial Group, Inc. ("Citizens"), a Delaware corporation and a wholly-owned subsidiary of The Royal Bank of Scotland plc, a banking company organized under the laws of Scotland and one of the 100 largest banking organizations in the world. Citizens is headquartered in Providence, Rhode Island and offers a wide range of commercial and consumer banking services through its bank subsidiaries which currently operate in Rhode Island, Massachusetts, Connecticut, and New Hampshire. Upon the completion of the transaction, the Adviser will become a wholly-owned subsidiary of Citizens and the current Portfolio Managers for each of the Funds will be retained by the Adviser to continue serving as Portfolio Managers for the Funds.

     The acquisition of UST Corp. by Citizens is expected to occur on or about January 11, 2000, however, the consummation of this transaction is subject to the satisfaction of a number of conditions and it can therefore not be assured when the Transaction will actually be completed.

THE CURRENT AGREEMENT AND THE NEW AGREEMENT

     Under the terms of the Current Agreement, the Adviser manages each Fund's investments and each Fund pays the Adviser investment advisory fees based on a percentage of a Fund's average daily net assets as follows: Boston Balanced Fund, Boston Equity Fund, Walden Social Balanced Fund and Walden Social Equity Fund each pay the Adviser an investment advisory fee of 0.75% of its average daily net assets and Walden/BBT Domestic Social Index Fund and Walden/BBT International Social Index Fund each pay the Adviser an investment advisory fee of 0.50% of its average daily net assets. Under the terms of the New Agreement, the fees payable to the Adviser will remain the same.

     In addition, pursuant to the terms of an expense limitation agreement relating to the Funds, the Adviser has undertaken to limit the total operating expenses of each of the Funds until March 31, 2000, as follows: the total operating expenses of Boston Balanced Fund, Boston Equity Fund, Walden Social Balanced Fund, Walden Social Equity Fund and Walden/BBT International Social Index Fund will be limited to 1.00% of each such Fund's average daily net assets and the total operating expenses of Walden/BBT Domestic Social Index Fund will be limited to 0.75% of that Fund's average daily net assets. In connection with the transaction, the Adviser has agreed to extend the term of the expense limitation agreement until March 31, 2001.

     As of the date hereof, the Adviser does not provide investment advisory services to any other investment companies other than the Funds.

THE TRUSTEES' CONSIDERATIONS AND RECOMMENDATIONS

     In approving the New Agreement and determining to submit it to shareholders for approval, the Trustees concluded that the compensation to be paid by the Funds to the Adviser under the New Agreement is fair and reasonable. In making this determination, the Trustees considered several factors. The factors considered by the Trustees included: (1) the investment management fees payable under the Current Agreement and those payable under the New Agreement; (2) the efforts and expenses of the Adviser in rendering its services to the Funds; (3) the nature, quality and extent of the services as currently provided by the Adviser to the Funds and as to be provided by the Adviser under the New Agreement; (4) the experience, background, capabilities and general reputation of the Adviser; and (5) the fees charged by investment managers operating funds with similar investment objectives.

     In addition, in considering whether to approve the New Agreement, the Board placed special emphasis on the fact that each of the current Portfolio Managers will be retained by the Adviser to continue serving as the Portfolio Managers of the Funds.

     In the event that the New Agreement is not approved by the shareholders of the Funds, the Trustees will consider what other action is appropriate based upon their determination of the best interests of the shareholders of the Funds. Similarly, in the event that the Adviser and Citizens fail to complete the Transaction for any reason even though the requisite votes sought hereunder are received, the Trustees will consider various options available to them with respect to the continued operation of the Funds including continuing to operate the Funds under the terms of the Current Agreement.

REQUIRED VOTE

     Each Fund will vote separately on the New Agreement. The approval of the New Agreement requires the affirmative vote of a majority of each Fund's outstanding voting securities, which, for these purposes, means the vote (i) of 67 percent or more of the voting securities present at the meeting, if the holders of more than 50 percent of the outstanding voting securities of a Fund are present or represented by proxy, or (ii) of more than 50 percent of the outstanding voting securities of a Fund, whichever is less.

     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND APPROVAL OF PROPOSAL I.

                     PRINCIPAL HOLDERS OF VOTING SECURITIES

     The following table sets forth certain information as of November 30, 1999 for each Fund with respect to each person or group known to the Fund to be the beneficial owner of more than 5% of a Fund's outstanding voting securities:

                                                                                        AMOUNT AND
                                                                                        NATURE OF    PERCENT
                                                       NAME AND ADDRESS OF              BENEFICIAL     OF
               NAME OF FUND                              BENEFICIAL OWNER               OWNERSHIP     CLASS
               ------------                            -------------------              ----------   -------
Boston Balanced Fund......................  United States Trust Company                    Sole       96.4%
                                            40 Court Street
                                            Boston, MA 02108
Boston Equity Fund........................  United States Trust Company                    Sole        100%
                                            40 Court Street
                                            Boston, MA 02108
Walden Social Balanced Fund...............  United States Trust Company                    Sole       34.0%
                                            40 Court Street
                                            Boston, MA 02108
                                            Fidelity Investments Institutional             Sole       66.0%
                                            Operating Co., Inc.
                                            100 Magellan Way
                                            Mail Zone: KWIC
                                            Covington, KY 41015-1987
Walden Social Equity Fund.................  Fidelity Investments Institutional             Sole       99.5%
                                            Operating Co., Inc.
                                            100 Magellan Way
                                            Mail Zone: KWIC
                                            Covington, KY 41015-1987
Walden/BBT Domestic Social Index Fund.....  Church of the Brethren Benefit Trust, Inc.     Sole       99.2%
                                            1505 Dundee Avenue
                                            Elgin, IL 60120-1619
Walden/BBT International Social Index
  Fund....................................  Church of the Brethren Benefit Trust, Inc.     Sole       62.4%
                                            1505 Dundee Avenue
                                            Elgin, IL 60120-1619
                                            Jessie Smith Noyes Foundation                  Sole       12.1%
                                            150 Broadway, Suite 1703
                                            New York, NY 10038
                                            Catholic Healthcare West                       Sole       24.1%
                                            1700 Montgomery Street, Suite 300
                                            San Francisco, CA 94111

                                 OTHER MATTERS

     The Board does not currently know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. If any other matters come properly before the Meeting, the shares represented by proxies will be voted with respect thereto in accordance with the best judgement of the person or persons voting the proxies.

     The Funds do not hold annual or regular meetings of their shareholders. Proposals of shareholders which are intended to be presented at a future shareholders' meeting must be received by the Funds by a reasonable time prior to the solicitation of proxies relating to such future meeting. Shareholder proposals must meet certain requirements and there is no guarantee that any proposal will be presented at a shareholders' meeting.

                                          Respectfully submitted,

                                          George L. Stevens
                                          Secretary of the Trust

                                                                       EXHIBIT A

                              AMENDED AND RESTATED

                         INVESTMENT ADVISORY AGREEMENT

     This Agreement is made as of             , 2000 between THE COVENTRY GROUP,
a Massachusetts business trust (the "Trust"), and United States Trust Company of Boston, a Massachusetts chartered banking and trust company (the "Investment Adviser"), a wholly-owned subsidiary of Citizens Financial Group, Inc. ("Citizens").

     WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended ("1940 Act"); and

     WHEREAS, the Investment Adviser is a wholly-owned subsidiary of Citizens and the Investment Adviser previously provided investment advisory services to the Trust prior to the time that the Investment Adviser became a wholly-owned subsidiary of Citizens; and

     WHEREAS, the Trust desires to retain the Investment Adviser to provide, or to arrange for the provision of, investment advisory services to certain investment portfolios of the Trust and may retain the Investment Adviser to serve in such capacity to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto (such current investment portfolios and any such additional investment portfolios together called the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

     SECTION 1. Appointment. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to those covered by this Agreement by the parties executing a new Schedule A which shall become effective upon its execution and shall supersede any Schedule A having an earlier date.

     SECTION 2. Delivery of Documents. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

          (a) the Trust's Declaration of Trust, and any and all amendments thereto or restatements thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

          (b) the Trust's By-Laws and any amendments thereto;

          (c) resolutions of the Trust's Board of Trustees authorizing the appointment of the Investment Adviser and approving this Agreement;

          (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission and all amendments thereto;

          (e) the Trust's Registration Statement on Form N-lA under the Securities Act of 1933, as amended ("1933 Act"), and under the 1940 Act as filed with the Securities and Exchange Commission and the most recent amendment thereto; and

          (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

     The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

     SECTION 3. Management. Subject to the supervision of the Trust's Board of Trustees, the Investment Adviser will provide, or arrange for the provision of, a continuous investment program for each of the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine, or arrange for others to determine, from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds and will implement, or arrange for others to implement, such determinations through the placement, in the name of the Funds, of orders for the execution of portfolio transactions with or through such brokers or dealers as it may select. The Investment Adviser will provide, or arrange for the provision of, the services under this Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions as stated in the Prospectus and resolutions of the Trust's Board of Trustees.

     Subject to the provisions of this Agreement, the Declaration of Trust and the 1940 Act, the Investment Adviser may select and enter into contracts with one or more qualified investment advisers ("Sub-Advisers") to provide to the Trust some or all of the services required by this Agreement. With respect to any such appointment by the Investment Adviser of any of the Sub-Advisers, the Investment Adviser will, as appropriate:

          (a) advise the Sub-Advisers with respect to economic conditions and trends;

          (b) assist Sub-Advisers with the placement of orders for the purchase and sale of securities;

          (c) assist and consult with the Sub-Advisers in connection with the Funds' continuous investment programs; and

          (d) periodically review, evaluate and report to the Trust's Board of Trustees with respect to the performance of the Sub-Advisers.

     In fulfilling its responsibilities hereunder, the Investment Adviser further agrees that it will, or, with respect to services provided to the Trust by any of the Sub-Advisers appointed by the Investment Adviser, that it will require that each of the Sub-Advisers:

          (a) use the same skill and care in providing such services as it uses in providing services to fiduciary accounts for which it has investment responsibilities;

          (b) conform with all applicable Rules and Regulations of the Securities and Exchange Commission and in addition will conduct its activities under this Agreement (or any applicable sub-investment advisory agreement) in accordance with any applicable regulations of any governmental authority, state or federal, pertaining to the investment advisory activities of the Investment Adviser;

          (c) not make loans to any person to purchase or carry shares of beneficial interest in the Trust or make loans to the Trust;

          (d) place orders pursuant to its investment determinations for the Funds either directly with the issuer or with any broker or dealer. In placing orders with brokers and dealers, the Investment Adviser will attempt to obtain, or require that each of the Sub-Advisers obtain, prompt execution of orders in an effective manner at the most favorable price. In assessing the best execution available for any transaction, the Investment Adviser or any of the Sub-Advisers shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker-dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). Consistent with this obligation, the Investment Adviser and any of the Sub-Advisers may, in its discretion and to the extent permitted by law, purchase and sell portfolio securities to and from brokers and dealers who provide brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to or for the benefit of the Funds and/or other accounts over which the Investment Adviser or any of the Sub-Advisers exercises investment discretion. Subject to the review of the Trust's Board of Trustees from time to time with respect to the extent and continuation of the policy, the Investment Adviser and any of the Sub-Advisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for effecting a securities transaction for any of the Funds which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Investment Adviser or Sub-Advisers determine in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Investment Adviser or Sub-Advisers with respect to the accounts as to which it exercises investment discretion. In placing orders with brokers and dealers, consistent with applicable laws, rules and regulations, the Investment Adviser may consider the sale of shares of the Trust. Except as otherwise permitted by applicable laws, rules and regulations, in no instance will portfolio securities be purchased from or sold to BISYS Fund Services Limited Partnership, the Investment Adviser, any Sub-Adviser, or any affiliated person of the Trust, BISYS Fund Services Limited Partnership, the Investment Adviser or any Sub-Adviser;

          (e) will maintain, or select others to maintain on its behalf, all books and records with respect to the securities transactions of the Funds and will furnish the Trust's Board of Trustees such periodic and special reports as the Board may request;

          (f) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser or any Sub-Adviser may be exposed to civil or criminal proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust; and

          (g) will maintain its policy and practice of conducting its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's or Sub-Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or any Sub-Adviser or of their respective parents, subsidiaries or affiliates. In dealing with such customers, the Investment Adviser or any Sub-Adviser and their respective parents, subsidiaries, and affiliates will not inquire or take into consideration whether securities of those customers are held by the Trust.

     SECTION 4. Services Not Exclusive. The investment management services furnished by the Investment Adviser and any Sub-Adviser hereunder are not to be deemed exclusive, and the Investment Adviser and any Sub-Adviser shall be free to furnish similar services to others so long as its services under this Agreement or any sub-advisory agreement are not impaired thereby.

     SECTION 5. Books and Records. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly, and to require each of the Sub-Advisers to surrender promptly, to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve, and to require each of the Sub-Advisers to preserve, for the periods prescribed by Rule 31a-2 under the 1940 Act, the records required to be maintained by Rule 31a-l under the 1940 Act.

     SECTION 6. Expenses. During the term of this Agreement, the Investment Adviser will pay all expenses, including as applicable, the compensation of any Sub-Advisers appointed by it, incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

     SECTION 7. Compensation. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligations of the Funds to pay the above-described fee to the Investment Adviser will begin as of the respective dates of the initial public sale of shares in the Funds; provided, however, that the Investment Adviser may from time to time waive some or all of such fees until such time as it notifies the Trust that it has terminated such waiver.

     SECTION 8. Limitation of Liability. The Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

     SECTION 9. Duration and Termination. This Agreement will become effective as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Securities and Exchange Commission and Schedule A hereto is amended to add such Fund), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided
herein, shall continue in effect until             , 2001.

     Thereafter, if not terminated, this Agreement shall continue in effect as to a particular Fund for successive periods of twelve months each ending on
               , of each year, provided such continuance is specifically approved at least annually (a) by the vote of a majority of those members of the Trust's Board of Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the vote of a majority of the Trust's Board of Trustees or by the vote of a majority of all votes attributable to the outstanding Shares of such Fund. Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by vote of the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

     SECTION 10. Investment Adviser's Representations. The Investment Adviser hereby represents that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable laws and regulations.

     SECTION 11. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.

     SECTION 12. Name. The Trust hereby-acknowledges that the name "Boston Trust/Walden" is a property right of the Investment Adviser. The Investment Adviser agrees that the Trust and the Funds may, so long as this Agreement remains in effect, use "Boston Trust" as part of its name. The Investment Adviser may permit other persons, firms or corporations, including other investment companies, to use such name and may, upon termination of this Agreement, require the Trust and the Funds to refrain from using the name "Boston Trust/ Walden" in any form or combination in its name or in its business or in the name of any of its Funds, and the Trust shall, as soon as practicable following its receipt of any such request from the Investment Adviser, so refrain from using such name.

     SECTION 13. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and shall be governed by the law of the Commonwealth of Massachusetts.

     The Coventry Group is a business trust organized under the laws of the Commonwealth of Massachusetts and under a Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of Massachusetts, and to any and all amendments thereto so filed or hereafter filed. The obligations of "The Coventry Group" entered into in the name or on behalf thereof by any of the Trustees, officers, employees or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, officers, employees, agents or shareholders of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any of the Funds of the Trust must look solely to the assets of the Trust belonging to such Fund for the enforcement of any claims against the Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                          THE COVENTRY GROUP

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                          UNITED STATES TRUST COMPANY OF BOSTON

                                          By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                                       DATED:             , 2000

                                   SCHEDULE A
                                     TO THE
                              AMENDED AND RESTATED
                         INVESTMENT ADVISORY AGREEMENT
                         BETWEEN THE COVENTRY GROUP AND
     UNITED STATES TRUST COMPANY OF BOSTON DATED                     , 2000

                    NAME OF FUND                                          COMPENSATION(1)
                    ------------                                          ---------------
Boston Balanced Fund                                             .75% of average daily net assets
Boston Equity Fund                                               .75% of average daily net assets
Walden Social Equity Fund                                        .75% of average daily net assets
Walden Social Balanced Fund                                      .75% of average daily net assets
Walden/BBT International Social Index Fund                       .50% of average daily net assets
Walden/BBT Domestic Social Index Fund                            .50% of average daily net assets

THE COVENTRY GROUP                        UNITED STATES TRUST COMPANY OF BOSTON

By:                                       By:
-----------------------------------       --------------------------------------
Name:                                     Name:
Title:                                    Title:

---------------

(1) All Fees are computed daily and paid monthly.

                                     PROXY

                              BOSTON BALANCED FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999

     The undersigned hereby appoints Eric Fischer, Domenic Colasacco and Lucia Santini, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Boston Balanced Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new Investment Advisory Agreement for the Fund.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                                         Dated                            , 1999
                                               ---------------------------


                                         --------------------------------------
                                         Name of Shareholder(s)--Please print
                                         or type

                                         --------------------------------------
                                         Signature(s) of Shareholder(s)

                                         --------------------------------------
                                         Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                               BOSTON EQUITY FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999

     The undersigned hereby appoints Eric Fischer, Domenic Colasacco and Lucia Santini, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Boston Equity Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new Investment Advisory Agreement for the Fund.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                                          Dated                           , 1999
                                                --------------------------


                                          --------------------------------------
                                          Name of Shareholder(s)--Please print
                                          or type

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                          WALDEN SOCIAL BALANCED FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999

     The undersigned hereby appoints Eric Fischer, Domenic Colasacco and Lucia Santini, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Walden Social Balanced Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new Investment Advisory Agreement for the Fund.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                          Dated                         , 1999
                                                ------------------------

                                          --------------------------------------
                                          Name of Shareholder(s)--Please print
                                          or type

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                           WALDEN SOCIAL EQUITY FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999

     The undersigned hereby appoints Eric Fischer, Domenic Colasacco and Lucia Santini, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Walden Social Equity Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new Investment Advisory Agreement for the Fund.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.


                                          Dated                          , 1999
                                                -------------------------

                                          --------------------------------------
                                          Name of Shareholder(s)--Please print
                                          or type

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                     WALDEN/BBT DOMESTIC SOCIAL INDEX FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999

     The undersigned hereby appoints Eric Fischer, Domenic Colasacco and Lucia Santini, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Walden/BBT Domestic Social Index Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new Investment Advisory Agreement for the Fund.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                          Dated                         , 1999
                                                ------------------------


                                          --------------------------------------
                                          Name of Shareholder(s)--Please print
                                          or type

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                                     PROXY

                   WALDEN/BBT INTERNATIONAL SOCIAL INDEX FUND

                        SPECIAL MEETING OF SHAREHOLDERS

                               DECEMBER 28, 1999

     The undersigned hereby appoints Eric Fischer, Domenic Colasacco and Lucia Santini, or any one of them, his attorney and proxy with full power of substitution to vote and act with respect to all shares of Walden/BBT International Social Index Fund (the "Fund") held by the undersigned at the Special Meeting of Shareholders of the Fund to be held at 11:00 a.m., Eastern Time, on December 28, 1999, at the offices of BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 and at any adjournment thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

     THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE FUND. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE FOLLOWING PROPOSAL:

     Approval of a new Investment Advisory Agreement for the Fund.

                 [ ] FOR            [ ] AGAINST           [ ] ABSTAIN

     THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

     Receipt of the Notice of Special Meeting and Proxy Statement is hereby acknowledged.

                                          Dated                          , 1999
                                                ------------------------

                                          --------------------------------------
                                          Name of Shareholder(s)--Please print
                                          or type

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

                                          --------------------------------------
                                          Signature(s) of Shareholder(s)

This proxy must be signed by the beneficial owner of Fund shares. If signing as attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title as such.

     PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE.